UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 2, 2008

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 2, 2008, Tribune Company (“Tribune”) consummated the sale by its subsidiaries of a 10 percent interest in CareerBuilder, LLC (“CareerBuilder”) to subsidiaries of Gannett Co., Inc., (“Gannett”) for $135 million in cash.  As a result of the transactions Gannett subsidiaries now hold a 50.8 percent interest in CareerBuilder and Tribune subsidiaries hold a 30.8 percent interest.

A copy of the September 3, 2008 press release is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release of Tribune Company and Gannett Co., Inc., dated September 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)

Date: September 3, 2008	By:	/s/ David P. Eldersveld
Name: David P. Eldersveld
Title: Vice President/Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release of Tribune Company and Gannett Co., Inc., dated September 3, 2008